                               STRATEGIC ALLIANCE
                                    AGREEMENT



                                  BY AND AMONG

                                  BARTECH EMEA

                                       AND

                 HOTEL OUTSOURCE MANAGEMENT INTERNATIONAL, INC.





                               DATED APRIL 9, 2003

                                TABLE OF CONTENTS

                                        I

SECTION NUMBER AND HEADING                                                                              PAGE
--------------------------                                                                              ----
1.     DEFINITIONS AND PREAMBLE............................................................................2

       1.1    DEFINED TERMS................................................................................2
       1.2    PREAMBLE AND ATTACHMENTS.....................................................................4

2.     MARKETING SERVICES..................................................................................4

       2.1    MARKETING PLAN...............................................................................4
       2.2    ANNUAL BUDGET................................................................................4
       2.3    MARKETING ACTIVITIES.........................................................................4
       2.4    MARKETING MATERIAL AND REPRESENTATIONS.......................................................4
       2.5    MARKETING AND NEGOTIATION PROCEDURES.........................................................5
       2.6    COMPENSATION.................................................................................6

3.     SURVEYS BY BARTECH..................................................................................6

       3.1    PRELIMINARY SURVEYS..........................................................................6
       3.2    DETAILED TECHNICAL SURVEY....................................................................6
       3.3    COMPENSATION.................................................................................7

4.     PURCHASE OF BARTECH MINIBARS........................................................................7

       4.1    PURCHASE ORDER...............................................................................7
       4.2    SPECIFICATIONS...............................................................................7
       4.3    TERMS AND CONDITIONS OF PURCHASE.............................................................7
       4.4    BARTECH MINIBAR PURCHASE PRICE...............................................................8
       4.5    SPECIAL TERMS................................................................................8
       4.6    SPECIAL SALES EXECUTIVE INCENTIVE............................................................8
       4.7    END OF YEAR PERFORMANCE BONUS................................................................9
       4.8    PAYMENTS TO HEADQUARTERS.....................................................................9

5.     PMS INTERFACE.......................................................................................9

       5.1    PREPARATION OF THE PMS INTERFACE.............................................................9
       5.2    COMPENSATION................................................................................10

6.     TURNKEY INSTALLATION OF BARTECH MINIBARS...........................................................10

       6.1    PERFORMANCE OF TURNKEY INSTALLATION.........................................................10
       6.2    ACCEPTANCE..................................................................................10
       6.3    COMPENSATION................................................................................10

7.     WARRANTY...........................................................................................11

       7.1    BASIC WARRANTY..............................................................................11
       7.2    EXTENDED WARRANTY...........................................................................11

8.     INTELLECTUAL PROPERTY..............................................................................11

       8.1    RIGHTS TO INTELLECTUAL PROPERTY.............................................................11
       8.2    NO INFRINGEMENT.............................................................................11

SECTION NUMBER AND HEADING                                                                              PAGE
--------------------------                                                                              ----

9.     TERM AND TERMINATION...............................................................................11

       9.1    INITIAL TERM................................................................................11
       9.2    TERMINATION WITHOUT CAUSE...................................................................11
       9.3    TERMINATION FOR CAUSE.......................................................................12
       9.4    EFFECT OF TERMINATION.......................................................................12

10.    REPRESENTATIONS AND WARRANTIES.....................................................................12

       10.1   MUTUAL REPRESENTATIONS......................................................................12
       10.2   REPRESENTATIONS AND WARRANTIES OF BARTECH...................................................13

11.    FURTHER UNDERTAKINGS...............................................................................13

       11.1   FURTHER ASSURANCES..........................................................................13
       11.2   DISCHARGE OF SERVICES.......................................................................13
       11.3   INDEMNIFICATION.............................................................................14

12.    RELATIONS WITH DISTRIBUTORS........................................................................14

       12.1   NOTIFICATION REGARDING DISTRIBUTORS.........................................................14
       12.2   SERVICES IN DISTRIBUTION TERRITORIES........................................................14
       12.3   COMMERCIAL TERMS............................................................................14
       12.4   ANNUAL BUDGET...............................................................................15

13.    EXCLUSIVITY........................................................................................15


14.    MISCELLANEOUS......................................................................................15

       14.1   COMPENSATION................................................................................15
       14.2   NOTICES.....................................................................................15
       14.3   ASSIGNMENT..................................................................................15
       14.4   ENTIRE AGREEMENT............................................................................16
       14.5   NO JOINT VENTURE OR PARTNERSHIP.............................................................16
       14.6   FURTHER ASSURANCES..........................................................................16
       14.7   AMENDMENTS, MODIFICATIONS, WAIVERS..........................................................16
       14.8   SEVERABILITY................................................................................16
       14.9   FAILURE OR DELAY............................................................................16
       14.10  GOVERNING LAW AND JURISDICTION..............................................................16
       14.11  HEADINGS; INTERPRETATION....................................................................16
       14.12  COUNTERPARTS; FACSIMILE SIGNATURES..........................................................17


STRATEGIC ALLIANCE AGREEMENT
BARTECH EMEA  - HOTEL OUTSOURCE MANAGEMENT INT'L, INC.
--------------------------------------------------------------------------------


                          STRATEGIC ALLIANCE AGREEMENT


            THIS AGREEMENT DATED AS OF APRIL 9, 2003 , BY AND AMONG:


BARTECH EMEA, a French corporation incorporated and existing under the laws of France ("BARTECH"); and

HOTEL OUTSOURCE MANAGEMENT INTERNATIONAL, INC., a Delaware corporation ("HOMI");



                                    RECITALS


WHEREAS Bartech, itself and/or through its Affiliates and/or Distributors (as defined below), manufactures, markets, sells, installs and services proprietary, technologically advanced minibars ("BARTECH MINIBARS"); and

WHEREAS A principal area of HOMI's activity is the provision of outsource services to hotels, whereby inter alia HOMI purchases and operates Bartech Minibars in hotels (the "PRINCIPAL ACTIVITY"); and

WHEREAS The Parties are interested in entering into a Strategic Alliance Agreement, pursuant to which HOMI will conduct the Principal Activity, on an exclusive basis, in all of Europe and all the territories in which Bartech is active and/or in which Bartech sells Bartech Minibars, either directly or through agents, dealers and/or distribution channels (the "TERRITORY"), using Bartech Minibars which it will purchase from Bartech (the "OUTSOURCE SERVICES"), and Bartech will market the Outsource Services for HOMI and will sell Bartech Minibars to HOMI and will install and service them for HOMI and provide other services as set forth in this Agreement; and


WHEREAS HOMI is prepared to undertake to use only Bartech Minibars in the provision of Outsource Services, in the Territory, and Bartech is prepared to undertake not to sell, install and/or service Bartech Minibars, in the context of and/or in such a way as to facilitate the provision of services identical, similar or competing with Outsource Services, to or for anyone other than HOMI, in the Territory; and

WHEREAS The Parties wish to enter into this Agreement in order to set forth their mutual understandings and undertakings in relation to the matters set forth above and following, all in accordance with and subject to the terms and conditions set forth in this Agreement below;

NOW, THEREFORE             in  consideration  of the  premises  and  the  mutual
                           covenants, agreements, representations and warranties herein contained, the Parties hereto, intending to be legally bound, covenant and agree as follows:

STRATEGIC ALLIANCE AGREEMENT
BARTECH EMEA  - HOTEL OUTSOURCE MANAGEMENT INT'L, INC.
--------------------------------------------------------------------------------

1. DEFINITIONS AND PREAMBLE

1.1 DEFINED TERMS

Capitalized terms used and not otherwise expressly defined in this Agreement shall have the meanings ascribed below or in the other locations of this Agreement as specified below:

"ADDITIONAL TERM" shall have the meaning ascribed to such term in Section 9.1 below.

"AFFILIATE" as applied to any specified Person, shall mean any other Person that, directly or indirectly, controls, is controlled by or is under common control with such specified Person. For the purposes of the foregoing, "control", when used with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such Person, whether through the ownership of voting securities, by contract or otherwise, and the terms "controlled" and "controlling" shall have meanings correlative to the foregoing.

"AGREEMENT" means this Strategic Alliance Agreement.

"ANNUAL BUDGET" shall have the meaning ascribed to such term in Section 2.2 below.

"BARTECH MINIBARS" has the meaning ascribed thereto in the preamble to this Agreement.

"BARTECH" has the meaning ascribed thereto in the preamble to this Agreement.

"BASIC WARRANTY" shall have the meaning ascribed to such term in Section 7.1 below.

"BUSINESS DAY" means any regular working day that is not Saturday, Sunday, a legal holiday or other day on which banks are required to be closed in New York.

"COMMERCIAL SURVEY" shall have the meaning ascribed to such term in Section 2.5b below.

"DEFAULTING PARTY" shall have the meaning ascribed to such term in Section 9.3b below.

"DETAILED TECHNICAL SURVEY REPORT" shall have the meaning ascribed to such term in Section 3.2 below.

"DETAILED  TECHNICAL  SURVEY"  shall have the  meaning  ascribed to such term in
Section 3.2 below.

"DISTRIBUTION  TERRITORIES"  shall  have the  meaning  ascribed  to such term in
Section 12 below.

"DISTRIBUTORS" shall have the meaning ascribed to such term in Section 12 below.

"DOLLAR" or "$" means the United States Dollar.

"END OF YEAR BONUS" shall have the meaning ascribed to such term in Section 4.7a below.

"EXTENDED WARRANTY" shall have the meaning ascribed to such term in Section 7.2 below.

"GENERAL  TECHNICAL  SURVEY"  shall have the  meaning  ascribed  to such term in
Section 3.1 below.

"GENERAL TERMS" shall have the meaning ascribed to such term in Section 4.3 below.

"HOMI" has the meaning ascribed thereto in the preamble to this Agreement.

"HOTEL" means any hotel, or chain of hotels, in the Territory, with which HOMI has entered into negotiation and/or agreement in relation to the provision of Outsource Services by HOMI.

"INCORPORATION DOCUMENTS" means the documents by which the specified Party establishes its legal existence or which govern its internal affairs.

"INITIAL  TERM"  shall have the  meaning  ascribed  to such term in Section  9.1 below.

"INTELLECTUAL  PROPERTY" shall have the meaning ascribed to such term in Section
8.1 below.

"MARKETING MATERIAL" shall have the meaning ascribed to such term in Section 2.4a below.

"MARKETING PLAN" shall have the meaning ascribed to such term in Section 2.1 below.

STRATEGIC ALLIANCE AGREEMENT
BARTECH EMEA  - HOTEL OUTSOURCE MANAGEMENT INT'L, INC.
--------------------------------------------------------------------------------


"MARKETING" shall have the meaning ascribed to such term in Section 2 below.

"NOTICE OF COMPLETION"  shall have the meaning  ascribed to such term in Section
6.1 below.

"OUTSOURCE SERVICES AGREEMENTS" shall have the meaning ascribed to such term in 2.5d below.

"OUTSOURCE SERVICES" has the meaning ascribed thereto in the preamble to this Agreement.

"PARTY" shall have the meaning ascribed to such term in the Preamble.

"PERFORMING PARTY" shall have the meaning ascribed to such term in Section 9.3b below.

"PERSON" shall be construed as broadly as possible and shall include any individual, corporation, partnership, joint venture, association, joint stock company, limited liability company, trust, unincorporated organization or government or other agency or political subdivision thereof.

"PMS INTERFACE" shall have the meaning ascribed to such term in 5.1a below.

"PMS" shall mean the property management system employed by the relevant Hotel and/or Site.

"POTENTIAL CUSTOMER" shall have the meaning ascribed to such term in Section 2.5b below.

"POTENTIAL  CHAIN  CUSTOMER"  shall have the  meaning  ascribed  to such term in
Section 2.5a below.

"PRELIMINARY  SURVEY  REPORT"  shall have the  meaning  ascribed to such term in
Section 3.1 below.

"PRELIMINARY SURVEY" shall have the meaning ascribed to such term in Section 3.1 below.

"PRICE-LIST" shall have the meaning ascribed to such term in Section 4.4a below.

"PRINCIPAL ACTIVITY" has the meaning ascribed thereto in the preamble to this Agreement.

"PURCHASE ORDER" shall have the meaning ascribed to such term in Section 4.1 below.

"PURCHASES" shall have the meaning ascribed to such term in Section 4.3 below.

"QUESTIONNAIRE" shall have the meaning ascribed to such term in Section 2.5a below.

"SERVICES" shall mean the Marketing, the Preliminary Surveys, the Detailed Technical Survey, the Turnkey Installations, the PMS Interface, the Warranty services and the Extended Warranty services and all related reports, ancillary services etc.

"SITES" shall have the meaning ascribed to such term in Section 3.1 below.

"SPECIAL TERMS" shall have the meaning ascribed to such term in Section 4.5 below.

"SPECIFICATIONS" shall have the meaning ascribed to such term in Section 4.2 below.

"STANDARD  PURCHASE  PRICE"  shall  have the  meaning  ascribed  to such term in
Section 4.4a below.

"STANDARD TERMS" shall have the meaning ascribed to such term in Section 2.4b below.

"TARGET QUANTITY" shall have the meaning ascribed to such term in Section 2.2 below.

"TERM OF THIS AGREEMENT" shall have the meaning ascribed to such term in Section
9.1 below.

"TERRITORY" has the meaning ascribed thereto in the preamble to this Agreement.

"TURNKEY INSTALLATION" means the complete and final installation of Bartech Minibars in the Site for which HOMI purchased the Bartech Minibars, inclusive of all necessary hardware, software, applications, appliances and all other items as applicable, in accordance with the Specifications, such that the Bartech Minibars are in full working order upon completion of said installation, and further including the full and complete installation of the PMS Interface on HOMI's and/or the Hotel's computers at the Site, such that HOMI shall be in a position to commence full Outsource Services at that Site forthwith upon completion of the installation, without any interference being caused to Television, MATV, PayTV and/or any other systems at the Site.

STRATEGIC ALLIANCE AGREEMENT
BARTECH EMEA  - HOTEL OUTSOURCE MANAGEMENT INT'L, INC.
--------------------------------------------------------------------------------

1.2      PREAMBLE AND ATTACHMENTS

         The Preamble to this Agreement, as well as any and all Exhibits, Appendices, Exhibits or other attachments to this Agreement shall form an integral part hereof.

2.       MARKETING SERVICES

Bartech hereby undertakes to promote and market the Outsource Services, in the Territory, in accordance with the provisions of this Section 2 below (the "MARKETING").

2.1      MARKETING PLAN

         The Parties recognize and acknowledge that the initial introduction of Outsource Services into any country in the Territory will require special investment of time and resources, and it may not be feasible at the outset to offer Outsource Services concurrently throughout the Territory, or in countries in which a minimum number of installations cannot be achieved. The Parties further recognize and acknowledge that the marketing and offer of the Outsource Services should be targeted at a defined market segment and at suitable kinds of hotel (typically upscale and luxury Hotels, preferably chain affiliated). In view of the foregoing, it is agreed that Bartech will perform the Marketing strictly and solely in accordance with the Marketing Plan attached as
         EXHIBIT 2.1 hereto (the "MARKETING PLAN"), as amended by the Parties from time to time.

2.2      ANNUAL BUDGET
         In addition to the Marketing Plan, and in accordance with the principles set forth therein, HOMI will deliver to Bartech, no later than October 31st in each calendar year, a budget for the coming calendar year, which will include an indication of the minimum quantity of Bartech Minibars which HOMI plans to purchase during the budget period (the "TARGET QUANTITY") and an indication of how HOMI intends to fund the purchase of said Bartech Minibars (the "ANNUAL BUDGET"). The Annual Budget for the year 2003 is attached as EXHIBIT 2.2 and the Annual Budget for subsequent years will follow substantially the same format. Upon HOMI's purchasing two thirds of the Target Quantity in any given year, it will notify Bartech of any increase to the Target Quantity for that year.

2.3      MARKETING ACTIVITIES
         In the context of performing the Marketing, and at all times in accordance with the Marketing Plan and the Annual Budget, Bartech will include the Outsource Services in all applicable marketing programs and/or advertising campaigns run by Bartech, at all levels, including hotel chains, major accounts and individual hotels, and will recommend the Outsource Services to its current and potential customers, giving the Outsource Services no less preference than any other equivalent or alternative program marketed by Bartech, and specifically with the objective of facilitating the entry into and the execution of term sheets or definitive agreements by and between HOMI and appropriate major hotel chains, relating to the provision of Outsource Services by HOMI, all in the manner set forth herein. For avoidance of doubt, the actions set forth above are not by no means an exhaustive list of the actions which will be taken by Bartech in performing the Marketing. An indication of other actions which will be taken by Bartech in performing the Marketing is set forth in the list of Marketing Activities which is included in the Marketing Plan (Exhibit 2.1) hereto.

2.4      MARKETING MATERIAL AND REPRESENTATIONS

         A. In performing the Marketing, Bartech will make use of promotional material, including brochures, pamphlets and the like, which it will receive from HOMI ("MARKETING MATERIAL") and in any event Bartech will make use, in performing the Marketing, only of currently valid material that has been approved in advance by both Parties.

STRATEGIC ALLIANCE AGREEMENT
BARTECH EMEA  - HOTEL OUTSOURCE MANAGEMENT INT'L, INC.
--------------------------------------------------------------------------------



         B. Any representation made by Bartech in the context of outlining the nature of the Outsource Services must be consistent with the standard terms under which HOMI typically provides the Outsource Services, as amended by HOMI and provided to Bartech from time to time. A current summary of these terms is set forth in EXHIBIT 2.4B hereto (the "STANDARD TERMS").

         C. HOMI will be bound by the terms of definitive agreements which it may enter into with hotels or hotel chains, and Bartech will have no authority to make any representation on HOMI's behalf or in its name, to any third party, except in the form of and/or in accordance with the then current Marketing Material and Standard Terms, and Bartech will not have the power to make any commitments or representations that will be binding on HOMI towards any third party.

         D. All the Marketing will be performed under the joint names of Bartech and HOMI, and Bartech will indicate clearly that the Outsource Services will be provided by HOMI.

2.5      MARKETING AND NEGOTIATION PROCEDURES

         A. Upon a hotel chain that meets the criteria set forth in the Marketing Plan expressing to Bartech an interest in receiving the Outsource Services (a "POTENTIAL CHAIN CUSTOMER"), Bartech will immediately notify HOMI and, in coordination with HOMI, will facilitate one or more meetings, as necessary, to be attended by the Potential Chain Customer, Bartech and HOMI, with the objective of enabling HOMI to negotiate an Outsource Services framework agreement between HOMI and the Potential Chain Customer, pursuant to which the Potential Chain Customer will afford HOMI the status of approved, preferred or exclusive service provider in relation to Outsource Services.

         B. Any hotel that meets the criteria set forth in the Marketing Plan, whether or not it is affiliated with a hotel chain as set forth in Sub-Section a above, that expresses an interest in receiving the Outsource Services (a "POTENTIAL CUSTOMER") shall complete a questionnaire, in a form to be supplied to Bartech by HOMI (the "QUESTIONNAIRE"), whereupon Bartech will immediately notify HOMI of such approach and will proceed with the Preliminary Surveys as set forth in Section 3.1 below.

         C. Once the Preliminary Surveys have been conducted and the Preliminary Survey Reports have been delivered to HOMI, pursuant to the provisions of Section 3.1 below, and solely in the event that HOMI, in its discretion, decides that it is interested in further examining the possibility of providing Outsource Services to the Potential Customer, then Bartech, at HOMI's request, will facilitate a meeting between HOMI and the Potential Customer, and the Bartech salesperson who was in contact with the Potential Customer will also be invited to attend this meeting.

         D.       To the extent  that,  following  said  meeting,  HOMI,  in its discretion, and the Potential Customer, are interested in proceeding with negotiations over the possible supply of Outsource Services to the Potential Customer, then HOMI will conduct these negotiations directly with the Potential Customer, and Bartech will aid and assist this effort to the best of its ability, upon such request being made by HOMI. For avoidance of doubt, the determination of whether to conduct negotiations, as well as the terms being offered to the Potential Customer and the decision on whether or not to enter into an agreement with the Potential Customer for the provision of Outsource Services (an "OUTSOURCE SERVICES AGREEMENT"), and on what terms, shall be made by HOMI alone, in its discretion.

STRATEGIC ALLIANCE AGREEMENT
BARTECH EMEA  - HOTEL OUTSOURCE MANAGEMENT INT'L, INC.
--------------------------------------------------------------------------------

         E. If, following receipt of due notification by Bartech of the existence of a particular Potential Customer, in accordance with the provisions of this Section 2.5 above, HOMI decides that it is not interested in providing Outsource Services to said Potential Customer, or if HOMI's subsequent negotiations with the Potential Customer are abandoned without an Outsource Agreement being signed, then HOMI shall notify Bartech in writing of these circumstances and Bartech shall then, notwithstanding the provisions of Section 13 below, be free to offer said Potential Customer other outsource service solutions, to be provided by a Person other than HOMI, provided however that said solutions shall be a one-time arrangement, and Bartech will still not be permitted to enter into any joint venture, partnership or similar arrangement with any Person (including said Potential Customer) other than HOMI, relating to Outsource Services, or services identical, similar or competing with Outsource Services, in the Territory.

2.6      COMPENSATION
         The Standard Purchase Price includes inter alia the full and final compensation for the Marketing and Bartech will not be entitled to any kind of compensation for the Marketing, other than any sum to which it may actually be entitled on account of Purchase of Bartech Minibars, in accordance with the provisions of Section 4 below.

3.       SURVEYS BY BARTECH

3.1      PRELIMINARY SURVEYS
         Within 10 Business Days of receiving a completed Questionnaire from a Potential Customer, Bartech will perform, solely at its own expense, preliminary surveys at each of the Potential Customer's premises at which the provision of Outsource Services is being considered (the "SITES"), in relation to the suitability of Bartech Minibars, and their Turnkey Installation, to the Potential Customer's infrastructure ("GENERAL TECHNICAL SURVEY") and in relation to the suitability of Bartech Minibars, and their Turnkey Installation, to the provision of Outsource Services at said premises of the Potential Customer ("COMMERCIAL SURVEY") (the General Technical Survey and the Commercial Survey shall be termed, jointly and severally, "PRELIMINARY SURVEYS"). Bartech will deliver to HOMI a report on the findings of each of the Preliminary Surveys, together with a copy of the completed
         Questionnaire, details of Bartech's own observations and recommendations and a detailed account of any and all information and material that has already been provided to said Potential Customer, plus a summary of all contacts with the Potential Customer in connection with the Outsource Services, and full contact details of the Potential Customer's relevant contact person, such reports substantially to take the form set forth in EXHIBIT 3.1(1) and EXHIBIT 3.1(2) hereto, respectively (the "PRELIMINARY SURVEY REPORTS"). Bartech will deliver the Preliminary Survey Reports to HOMI within 10 Business Days of performing each of the Preliminary Surveys, respectively, in recognition of the fact that HOMI may rely upon said Preliminary Survey Reports during its negotiations with the Potential Customer. HOMI may elect, at any time, in its discretion, to participate or otherwise assist in the Preliminary Surveys and/or the preparation of the Preliminary Survey Reports, without in any way derogating from Bartech's undertakings and obligations as set forth herein.

3.2      DETAILED TECHNICAL SURVEY

         A. Within 10 Business Days of receiving written notice from HOMI that HOMI's negotiations with a Hotel have reached the stage where at least one draft Outsource Services Agreement has been exchanged between HOMI and that Potential Customer, Bartech will perform, solely at its own expense, a detailed, room by room survey of the Sites. Bartech will deliver to HOMI a report with its findings

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                  under the Detailed  Technical  Survey and its  recommendations thereunder, such report substantially to take the form set forth in EXHIBIT 3.2A hereto ("DETAILED TECHNICAL SURVEY REPORT"), within 10 Business Days of performing the Detailed Technical Survey, in recognition of the fact that HOMI may rely upon said Detailed Technical Survey Report during its negotiations with the Hotel.

         B. Bartech acknowledges and is aware that in some or all Sites the Turnkey Installation will be performed using existing Site infrastructure including co-axial or other forms of cable, which may or may not be used by the Hotel to provide other services to its guests, and it is essential that the Detailed Technical Survey and Detailed Technical Survey Report address this matter thoroughly, in recognition inter alia of the fact that the Turnkey Installation must not cause any interference to Television, MATV, PayTV and/or any other systems at the Site and that Bartech will be required to immediately remedy any such interference that is caused during or after the installation of the Bartech Minibars, and that if unremedied, such interference could even entitle Hotels to revoke Outsource Services Agreements.

         C. Bartech further acknowledges and is aware that HOMI will make various undertakings towards Hotels in relation to Outsource Services, as a fundamental part of the Outsource Services Agreements between HOMI and the Hotels, in full reliance upon the accuracy of the Detailed Technical Survey Report. A sample form of the kind of Outsource Services Agreement which HOMI may enter into with Hotels is attached hereto as EXHIBIT 3.2C, which is confidential and for Bartech's eyes only.

3.3      COMPENSATION
         The Standard Purchase Price includes inter alia the full and final compensation for the Preliminary Surveys and the Detailed Technical Survey and Bartech will not be entitled to any kind of compensation for the foregoing, other than any sum to which it may actually be entitled on account of Purchase of Bartech Minibars, in accordance with the provisions of Section 4 below.

4.       PURCHASE OF BARTECH MINIBARS

4.1      PURCHASE ORDER
         At any time and from time to time during the Term of this Agreement, HOMI shall be entitled to purchase Bartech Minibars from Bartech, for the purpose of providing Outsource Services to Hotels, by means of sending Bartech a purchase order, substantially in the form attached hereto as EXHIBIT 4.1 ("PURCHASE ORDER"). For avoidance of doubt and notwithstanding all other provisions herein, the determination of which models of Bartech Minibar are to be purchased will be HOMI's, in its discretion, based on HOMI's negotiations with the Hotels.

4.2      SPECIFICATIONS
         Bartech Minibars will be supplied in accordance with the standard Bartech Minibar specifications as detailed by Bartech from time to time in respect of each model of Bartech Minibar purchased, and in accordance with specific specifications set forth by Bartech in the Detailed Technical Survey and further specifications of which HOMI may notify Bartech in writing when submitting a Purchase Order (collectively, the "SPECIFICATIONS").

4.3      TERMS AND CONDITIONS OF PURCHASE
         Purchases of Bartech Minibars by HOMI from Bartech in accordance with this Agreement ("PURCHASES") shall be subject to the General Terms and Conditions of Sale as set forth in EXHIBIT 4.3 hereto (the "GENERAL TERMS"). Bartech undertakes to sell and deliver Bartech

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         Minibars to HOMI in  accordance  with the  Purchases  HOMI makes and in accordance with the General Terms and the Specifications.

4.4      BARTECH MINIBAR PURCHASE PRICE

         A. The Parties hereby agree that the Purchases will be made and supplied at a 10% discount from Bartech's End User Price-List for the Territory as shall be in force at the time the Purchase Order is sent to Bartech (the "PRICE-LIST" and the "STANDARD PURCHASE PRICE"), provided however that HOMI will only be invoiced for items which it actually purchases (e.g. training will usually not be required and will thus not usually be included in the Standard Purchase Price, although it will be invoiced if it is nonetheless required and received by HOMI). Bartech's current Price-List is attached hereto as
                  EXHIBIT 4.4A. Each Price-List shall remain in force and be binding upon the Parties until the expiry of 60 days from such time as Bartech shall deliver to HOMI an updated Price-List, whereupon said updated Price-List shall enter into force for the purposes of this Agreement.

         B. For avoidance of doubt, it is agreed that the 10% discount shall apply to hardware and software and license fees only and not to labour, transportation, taxes or duties, if any.

4.5      SPECIAL TERMS

         A. If HOMI shall require certain Purchases to be made under special terms, which differ from and/or are in addition to the General Terms, and/or at special prices which differ from the Standard Purchase Price ("SPECIAL TERMS"), then it shall send Bartech, together with its Purchase Order or at a mutually agreeable later date, a list of the Special Terms it requires and the Parties shall negotiate in good faith and reach agreement as to the Special Terms that will apply to said Purchases. Bartech is aware that the Special Terms which may be requested by HOMI may arise out of certain requirements being made by Hotels, and Bartech agrees, without prejudice to its legitimate commercial interests, to negotiate with HOMI in good faith as to the Special Terms, with the objective of approving Special Terms that will be satisfactory to HOMI and to the Hotels, whereupon the General Terms and/or Standard Purchase Price will, for the purposes of this Agreement, be deemed amended in accordance with the Special Terms.

         B. Bartech acknowledges and is aware that HOMI will make various undertakings towards Hotels in relation to the Outsource Services, as a fundamental part of the Outsource Services Agreements between HOMI and the Hotels, in full reliance upon Bartech's supplying HOMI's Purchases of Bartech Minibars in accordance with the General Terms and/or any applicable Special Terms in such manner as to enable HOMI to provide the Hotels with Outsource Services in accordance with the Outsource Services Agreements.

4.6      SPECIAL SALES EXECUTIVE INCENTIVE
         Bartech hereby grants its consent that HOMI may, from time to time, in its discretion, offer and grant a special incentive bonus for Bartech sales executives with responsibility for one or more countries in the Territory, amounting to up to 1% (usually no more than 0.75%) of the Standard Purchase Price paid by HOMI to Bartech for all Purchases made during a particular year for installation in said country/ies. Any such bonus will be paid to Bartech by HOMI, and Bartech will pay the bonus to the appropriate sales executive, in line with the foregoing.

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4.7      END OF YEAR PERFORMANCE BONUS

         A. For each calendar year, during the Term of this Agreement, in which HOMI purchases at least the Target Quantity of Bartech Minibars, Bartech shall pay HOMI an end of year bonus, subject to HOMI paying the full Standard Purchase Price for said Bartech Minibars, as follows (the "END OF YEAR BONUS"):

                  (I) if the Target Quantity was achieved, then the End of Year Bonus shall equal 1% of the Standard Purchase Price in respect of the Bartech Minibars purchased in that year and paid for in full by HOMI;

                  (II) if the Target Quantity was exceeded by at least 20%, then the End of Year Bonus shall equal 1.5% of the Standard Purchase Price in respect of the Bartech Minibars purchased in that year and paid for in full by HOMI; and

                  (III) if the Target Quantity was exceeded by at least 30%, then the End of Year Bonus shall equal 2% of the Standard Purchase Price in respect of the Bartech Minibars purchased in that year and paid for in full by HOMI.

         B. Calculation of the End of Year Bonus shall be on the basis of invoices actually issued to HOMI during the year for which the bonus is being calculated, and Bartech will pay the End of Year Bonus to HOMI, in a single payment, by check, no later than February 15th immediately following the end of the year for which the bonus is being paid, subject to HOMI's prior settlement in full of all of said invoices.

4.8      PAYMENTS TO HEADQUARTERS

         To the extent that a Hotel, which is a hotel chain, requests that a payment be made to its headquarters, on account of its expenses and efforts in negotiating Outsource Services Agreement(s) with HOMI, whether in the form of reimbursement of all or part of the Hotel's expenses, or in any other form (usually up to 2% of the value of the agreement), then Bartech will use its best efforts to try and persuade said Hotel chain to waive such request. If, however, notwithstanding Bartech's best efforts, the Hotel chain continues to require said payment, then any such payment which is made to the Hotel chain shall be made by HOMI, at its own cost and expense.

5.       PMS INTERFACE
5.1      PREPARATION OF THE PMS INTERFACE

         A. The Parties acknowledge that, in order to facilitate seamless and continuous interface between the software which Bartech supplies with the Bartech Minibars and installs on HOMI's computers, and the PMS at the Site for which the Bartech Minibars are being purchased, various refinements may need to be made to the PMS and/or a software package may need to be prepared to effect such interface, based on the specifications which Bartech will have found to be applicable in light of the Detailed Technical Survey, as reported in the Detailed Technical Survey Report (the "PMS INTERFACE").

         B. The Parties acknowledge that, in most cases, the Hotel, or the supplier of the PMS, will wish to prepare the PMS Interface, and in all instances HOMI will inform the Hotel that the Hotel is responsible for preparation of the PMS Interface. Bartech will provide whatever timely information and assistance may be required in order to assist the Hotel and/or the PMS supplier in preparing the PMS Interface.

         C. If, however, the Hotel requires that HOMI prepare and provide the PMS Interface, then, upon receipt of HOMI's written request, Bartech will immediately prepare the PMS Interface, of such nature as to facilitate successful Turnkey Installation at the Site.

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         D.      In the context of its  undertakings  in this Section 5.1 above,
                 Bartech acknowledges and is aware that HOMI will make various undertakings towards Hotels in relation to the Outsource Services, as a fundamental part of the Outsource Services Agreements between HOMI and the Hotels, in full reliance upon the full suitability and functionality of the PMS Interface.

5.2      COMPENSATION

         The Standard Purchase Price includes inter alia the full and final compensation for assistance provided by Bartech to the Hotel and/or PMS supplier in connection with the Hotels' preparation of the PMS Interface and Bartech will not be entitled to any kind of compensation for such assistance, other than any sum to which it may actually be entitled on account of the Purchase of the Bartech Minibars for which the PMS Interface was prepared, in accordance with the provisions of
         Section 4 above. In each instance in which Bartech is required to prepare the PMS Interface itself, pursuant to Section 5.1c above, and the Hotel does not bear the full costs of such preparation, then the Parties will discuss and decide the question of who will bear the cost of such preparation.

6.       TURNKEY INSTALLATION OF BARTECH MINIBARS

6.1      PERFORMANCE OF TURNKEY INSTALLATION
         Bartech undertakes to perform all Turnkey Installations required under this Agreement, according to the timetable and under the terms set forth in this Agreement and in accordance with the General Terms and the Special Terms, if any. Bartech will deliver to HOMI a written notice of completion of each Turnkey Installation that Bartech is satisfied has been completed, forthwith upon said completion ("NOTICE OF COMPLETION").

6.2      ACCEPTANCE

         A. Bartech acknowledges and is aware that, following delivery to HOMI of the Notice of Completion, HOMI will enable the Hotel to check the Turnkey Installation for full functionality and suitability. Within 10 days of receiving the Notice of Completion, HOMI will deliver to Bartech, in writing, details of any defects in the Turnkey Installation or non-conformity with the Specifications and Bartech will remedy any such defect or non-conformity within 10 days of receiving any such notice and will deliver a further Notice of Completion, whereupon the provisions of this Section 6.2 shall be re-applied, mutatis mutandis, until such time as the Turnkey Installation is accepted as being free of defects or non-conformity with the Specifications, prior to which time the Turnkey Installation will not be deemed completed.

         B. Bartech acknowledges and is aware that HOMI will make various undertakings towards Hotels in relation to the Outsource Services, as a fundamental part of the Outsource Services Agreements between HOMI and the Hotels, in full reliance upon the due completion of the Turnkey Installations in accordance with the provisions of this Agreement.

6.3      COMPENSATION
         The Standard Purchase Price includes inter alia the full and final compensation for the Turnkey Installation of the Bartech Minibars and Bartech will not be entitled to any kind of compensation for Turnkey Installation, other than any sum to which it may actually be entitled on account of the Purchase of the Bartech Minibars for which the Turnkey Installation was performed, in accordance with the provisions of Section 4 above.

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7.       WARRANTY

7.1      BASIC WARRANTY
         The Bartech Minibars and the Turnkey Installations will be warranted by Bartech to be free of defects, in accordance with a one-year contractual warranty in the form set forth in EXHIBIT 7.1 hereto (the "BASIC WARRANTY"), under which Bartech will, subject to the terms of said warranty, provide service and parts, as and when requested to do so by HOMI, at no charge to HOMI.

7.2      EXTENDED WARRANTY
         The Parties will, concurrently with the execution of this Agreement, enter into an Extended Warranty/Maintenance Agreement substantially in the form set forth in EXHIBIT 7.2 hereto (the "EXTENDED WARRANTY"), under which, in accordance with its terms, Bartech will undertake to provide service and parts, as and when requested to do so by HOMI, for all Bartech Minibars purchased hereunder by HOMI and all Turnkey Installations performed hereunder by Bartech, for a period of up to 10 years from the date of each Turnkey Installation, in respect of each said Turnkey Installation, for the special, reduced-rate fee set forth in the Extended Warranty.

8.       INTELLECTUAL PROPERTY

8.1      RIGHTS TO INTELLECTUAL PROPERTY
         Bartech represents and warrants that it owns or has the right to use, free and clear of all liens, claims and restrictions all intellectual property, of any kind, howsoever required and/or utilized in connection with the Bartech Minibars and/or the Turnkey Installation ("INTELLECTUAL PROPERTY").

8.2      NO INFRINGEMENT
         Bartech represents and warrants that, to the best of its knowledge, the Intellectual Property does not infringe upon or violate any right, lien, or claim of any third party, and Bartech is not currently obligated or under any liability whatsoever to make any payments by way of royalties, fees or otherwise to any owner or licensee of, or other claimant to, any patent, trademark, service mark, trade name, copyright or other intangible asset, with respect to the use thereof in connection with the Bartech Minibars and/or the Turnkey Installation.

9.       TERM AND TERMINATION

9.1      INITIAL TERM
         This Agreement shall enter into force on the date of its execution by the Parties hereto and shall remain in force for an initial period of no less than 10 years (the "INITIAL TERM"). Upon the culmination of the Initial Term, and any Additional Terms, this Agreement will be deemed renewed for additional terms of two years each (each an "ADDITIONAL TERM"), unless and until terminated in accordance with its terms. The Initial Term and any and all Additional Terms will together constitute the Term of this Agreement (the "TERM OF THIS AGREEMENT").

9.2      TERMINATION WITHOUT CAUSE
         At any time following the culmination of the fifth year of the Initial Term, either Party may, at its discretion, give notice of its desire to terminate this Agreement, without the need to provide the reasons for its decision, by means of advance, written notice to the other Party, and this Agreement shall terminate upon the expiry of 18 months following the delivery of such notice, or at such later date of termination as may be stipulated in such notice.
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9.3      TERMINATION FOR CAUSE

         A. If HOMI shall fail to make timely payment to Bartech of any sum which it is obliged to pay to Bartech pursuant to the terms hereof, including the Standard Purchase Price, and fails to cure said breach within a period of 60 days from its receipt of a detailed written notice from Bartech warning of such breach, then Bartech will be entitled to terminate this Agreement by means of advance, written notice to HOMI, and this Agreement shall terminate upon the expiry of 6 months following the delivery of such notice, or at such later date of termination as may be stipulated in such notice.

         B. If either Party is in breach of this Agreement (a "DEFAULTING PARTY"), other than as set forth in Section 9.3a above, then the other Party (the "PERFORMING PARTY") shall deliver to the Defaulting Party written notice of said breach, whereupon the Parties will use their best efforts to amicably resolve the dispute between them and/or the breach, by means of discussions to be held between the Parties' respective CEOs, with or without mediation services from other Persons. If, notwithstanding the Parties' best, good faith efforts to resolve the situation as aforementioned, no such resolution is achieved within 6 months of delivery of the notice of breach, then the Performing Party may deliver a second written notice of breach to the Defaulting Party and, if the Defaulting Party fails to cure said breach within a period of 60 days from its receipt of said second written notice, then the Performing Party will be entitled to terminate this Agreement by means of advance, written notice to the Defaulting Party, and this Agreement shall terminate upon the expiry of 6 months following the delivery of such notice, or at such later date of termination as may be stipulated in such notice.

9.4      EFFECT OF TERMINATION
         For avoidance of doubt, the termination of this Agreement, for whatever reason, shall not have the effect of terminating, or otherwise derogating from, the force and effect of the Warranty and Extended Warranty and any other agreements and/or purchase orders that shall already have been entered into by the Parties, all of which shall continue in full force and effect in accordance with their terms.

10.      REPRESENTATIONS AND WARRANTIES

10.1     MUTUAL REPRESENTATIONS
         Each Party hereby represents and warrants to the other Party as follows, in recognition of the fact that the other Party is entering into this Agreement inter alia in reliance upon these representations and warranties:

         A. it is a duly incorporated and validly existing corporation in good standing under the laws of the State of its incorporation, with all requisite power and authority (corporate and other) to own its properties and conduct its business.

         B. it has the corporate power and authority to execute and deliver this Agreement and to carry out the transactions contemplated hereby; this Agreement has been duly and validly duly authorized by all necessary action, corporate or otherwise, on its part, and this Agreement constitutes a legal, valid and binding obligation, enforceable against it in accordance with its terms.

         C. delivery and performance by it of this Agreement, and the performance by it of its obligations hereunder, will not:

                  (I) conflict with or result in a breach of any of the provisions of its Incorporation Documents;

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                  (II)     contravene   any  law,  rule  or  regulation  of  any
                           jurisdiction to which it is subject, or any political subdivision thereof or therein, or any order, writ, judgment, injunction, decree, determination or award
                           currently  in  effect,   which,   singly  or  in  the
                           aggregate, would have a material adverse effect on it;

                  (III) conflict in any respect with or result in a breach of or default under any agreement, contract or instrument to which it is a party or by which it or any of its properties may be affected or bound, such as would, singly or in the aggregate, would have a material adverse effect on it;

10.2     REPRESENTATIONS AND WARRANTIES OF BARTECH
         Bartech  hereby  represents  and  warrants  to  HOMI  as  follows,   in
         recognition of the fact that HOMI is entering into this Agreement inter alia in reliance upon these representations and warranties:

         A. it is fully aware that HOMI is entering into this Agreement for the purpose of procuring products and services which it will need in order to be in a position to provide Outsource Services to Hotels, in accordance with the Outsource Services Agreements, and that the timely supply of the Bartech Minibars and Services in accordance with this Agreement is absolutely essential in order for HOMI to be able to discharge its duties and obligations under the Outsource Services Agreements;

         B. it is fully aware that HOMI will make various undertakings towards Hotels in relation to the Outsource Services, as a fundamental part of the Outsource Services Agreements between HOMI and the Hotels, in full reliance upon the timely supply by Bartech of the Bartech Minibars and Services in accordance with this Agreement.

11.      FURTHER UNDERTAKINGS

11.1     FURTHER ASSURANCES
         In view inter alia of its representations and warranties herein and in recognition of the fact that HOMI will have only limited control over numerous matters relating to the supply of the Bartech Minibars and the Services, including such matters as dates of installation, acceptance of the Bartech Minibars and Turnkey Installations etc., in which matters HOMI will be dependent upon the Hotels with whom it has entered into Outsource Services Agreements, Bartech hereby undertakes, in addition to and notwithstanding specific provisions of General Terms and/or Special terms, but without prejudice to its legitimate commercial interests, to display maximum flexibility and understanding and take all reasonable and necessary steps throughout the Term of this Agreement, with a view to enabling HOMI to discharge all of its duties and obligations and meet all of its undertakings under the Outsource Services Agreements in a timely fashion, to the Hotels' satisfaction.

11.2     DISCHARGE OF SERVICES
         In recognition inter alia of the fact that Bartech will be providing HOMI with the Bartech Minibars and Services on a sub-contractor basis in view of the undertakings being made by HOMI to the Hotels under the Outsource Services Agreements, and in view of the fact that the Bartech Minibars and Services will be installed and provided in the Sites themselves, Bartech hereby undertakes to supply the Services with the greatest of care and to ensure that no damage, and only minimum inconvenience, is caused to the Hotels or any third parties in the process of provision of the Services, and likewise to ensure that all of its staff conduct themselves in a respectable and polite manner befitting the luxury status of the Hotels.

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STRATEGIC ALLIANCE AGREEMENT
BARTECH EMEA  - HOTEL OUTSOURCE MANAGEMENT INT'L, INC.
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11.3     INDEMNIFICATION

         A. In view inter alia of its representations and warranties herein and in recognition of the facts acknowledged by Bartech herein, Bartech hereby undertakes to defend, indemnify and hold harmless HOMI and its affiliates, officers, directors, agents and employees from and against any and all actions, costs, claims, losses, expenses and/or damages, including reasonable attorneys' fees, arising out of or in any way incidental to allegations of patent, copyright, trademark or other intellectual property infringements howsoever in relation to the Bartech Minibars and/or the Services.

         B. To the extent that HOMI may be required, from time to time, to provide Hotels with any kind of indemnification relating to Bartech Minibars and/or the Services, in addition to the indemnification as set forth in Sub-Section a. above, then Bartech will indemnify HOMI accordingly, by means of a back to back indemnification corresponding to the indemnification provided to the Hotel by HOMI.

12.      RELATIONS WITH DISTRIBUTORS

12.1     NOTIFICATION REGARDING DISTRIBUTORS
         Bartech hereby gives notice to HOMI that in the countries set forth in the list attached as EXHIBIT 12.1 hereto ("DISTRIBUTION TERRITORIES"), Bartech Minibars are sold and serviced exclusively through the official distributors appointed by Bartech, whose details appear beside the relevant Distribution Territory in Exhibit 12.1 ("DISTRIBUTORS").

12.2     SERVICES IN DISTRIBUTION TERRITORIES

         A. Bartech Minibars used in the provision of Outsource Services in a Distribution Territory will be purchased by HOMI from the relevant Distributor.

         B. In respect of Sites located in a Distribution Territory, the relevant Distributor will perform and provide the Preliminary Surveys, the Detailed Technical Survey, the Turnkey Installations and the Extended Warranty Services, including all related reports, ancillary services etc., and the PMS interface will be provided by the Distributor and/or Bartech, in accordance with the provisions of Section 5 above, mutatis mutandis.

         C. In respect of hotels located in a Distribution Territory and hotel chains exclusive to a particular Distribution Territory, Bartech confirms that the relevant Distributor shall also perform the Marketing in respect thereof, in coordination and consultation with Bartech, and in accordance with the Marketing Plan and the Annual Budget and other applicable provisions of this Agreement.

12.3     COMMERCIAL TERMS

         A. Bartech will, promptly upon the execution hereof, notify all the Distributors of the existence and general nature of this Strategic Alliance Agreement and will inform them that HOMI is to be treated as an approved and most preferential "Major Account" of Bartech, entitled to the prices and discounts set forth herein and as agreed between Bartech and HOMI from time to time.

         B. Whilst the Parties recognise that the purchase of Bartech Minibars Services from Distributors, as set forth herein, shall be subject to and in accordance with negotiated agreements between HOMI and the Distributors, and that the Distributors will not be obliged to enter into agreement with HOMI, nevertheless, Bartech will make clear to the Distributors that if they do decide to enter into agreement with HOMI as set forth above, then the terms and conditions of the sale of Bartech Minibars (including prices and discounts) and the provision of Services to HOMI, by the Distributors, shall be as set forth in this Strategic Alliance Agreement, mutatis mutandis.

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STRATEGIC ALLIANCE AGREEMENT
BARTECH EMEA  - HOTEL OUTSOURCE MANAGEMENT INT'L, INC.
--------------------------------------------------------------------------------

12.4     ANNUAL BUDGET
         For avoidance of doubt, the Parties hereby acknowledge that purchase of Bartech Minibars from Distributors shall, for all intents and purposes, be included in the calculation of Target Quantities, and in the Annual Budgets.

13.      EXCLUSIVITY

HOMI hereby undertakes to use only Bartech Minibars in the provision of Outsource Services, in the Territory, and Bartech hereby undertakes not to sell, install and/or service Bartech Minibars, in the context of and/or in such a way as to facilitate the provision of services identical, similar or competing with Outsource Services, to or for anyone other than HOMI, in the Territory.

14.      MISCELLANEOUS

14.1     COMPENSATION
         Notwithstanding anything to the contrary in this Agreement, the Standard Purchase Price includes inter alia the full and final compensation for the full and timely performance and provision of the Marketing, the Services and all other obligations and undertakings of Bartech pursuant to this Agreement, and Bartech will not be entitled to any compensation, other than any sum to which it may actually be entitled on account of Purchase of Bartech Minibars, in accordance with the provisions of Section 4 above.

14.2     NOTICES
         All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if delivered by messenger, transmitted by facsimile or mailed by registered or certified mail, postage prepaid, as follows, and will be deemed to have reached their destination within 5 business days of being deposited with the Post Office for dispatch as registered mail (10 business days in the case of air mail), upon actual delivery when delivered by hand, and upon receipt of the recipient's confirmation of receipt when sent by facsimile:

         IF TO THE COMPANY, TO:
         Hotel Outsource Management International, Inc.
         116 West 23rd Street, Suite 500, New York, NY 10011
         Attention:        Mr Jacob Ronnel
         Fax:              +1-646-375-2476

         IF TO BARTECH:
         Bartech  EMEA
         4 Rue du Port Aux Vins, 92150 Suresnes, France
         Attention:        Leo Illouz
         Fax:              +331-41441011

14.3     ASSIGNMENT
         This  Agreement  shall bind and inure to the benefit of the Parties and
         their   respective    successors,    assigns,    heirs   and   personal
         representatives.  Either  Party shall be entitled to

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STRATEGIC ALLIANCE AGREEMENT
BARTECH EMEA  - HOTEL OUTSOURCE MANAGEMENT INT'L, INC.
--------------------------------------------------------------------------------

         assign all, but no less than all, of its rights and obligations under this Agreement, to any wholly owned Affiliate, without the prior, written consent of the other Party.

14.4     ENTIRE AGREEMENT
         This Agreement contains the entire agreement among the Parties with respect to the subject matter hereof and supersedes all prior and contemporaneous arrangements or understandings between the Parties with respect thereto.

14.5     NO JOINT VENTURE OR PARTNERSHIP
         Nothing in this Agreement shall be construed as creating a joint venture or partnership between the Parties and neither Party shall act as agent or representative of the other for any purpose and independent contractor relations alone shall subsist between the Parties under this Agreement.

14.6     FURTHER ASSURANCES
         Each Party shall take all reasonable steps so as to facilitate and cooperate with respect to the performance of the other Party's obligations under this Agreement.

14.7     AMENDMENTS, MODIFICATIONS, WAIVERS
         The terms and provisions of this Agreement may not be modified or amended, nor may any of the provisions hereof be waived, temporarily or permanently, except pursuant to written instrument executed by both Parties, in the case of an amendment, or by the waiving Party, in the case of a waiver.

14.8     SEVERABILITY
         It is the desire and intent of the parties that the provisions of this Agreement be enforced to the fullest extent permissible under the law and public policies applied in each jurisdiction in which enforcement is sought. Accordingly, in the event that any provision of this Agreement would be held in any jurisdiction to be invalid, prohibited or unenforceable for any reason, such provision, as to such jurisdiction, shall be ineffective, without invalidating the remaining provisions of this agreement or affecting the validity or enforceability of such provision in any jurisdiction. Notwithstanding the foregoing, if such provision could be more narrowly drawn so as not be invalid, prohibited or unenforceable in such jurisdiction, it shall, as to such jurisdiction, be so narrowly drawn, without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of such provision in any other jurisdiction.

14.9     FAILURE OR DELAY
         No failure or delay on the part of any Party in exercising any right and/or remedy to which it may be entitled hereunder and/or by law shall operate as a waiver by that Party of any right whatsoever. No waiver of any right under this Agreement shall be deemed as a waiver of any further or future right hereunder, whether or not such right is the same kind of right as was waived in a previous instance.

14.10    GOVERNING LAW AND JURISDICTION
         This Agreement shall be deemed to have been made and concluded in France and the construction, validity and performance of this Agreement shall be governed by the laws of France without giving effect to the conflicts of law principles thereunder. By their execution hereof, the parties irrevocably agree to submit all disputes arising hereunder to the jurisdiction of the Courts of France.

14.11    HEADINGS; INTERPRETATION
         The headings of the Sections and Subsections of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement. As used in this Agreement, the term "including", and all derivations thereof, shall mean "including,

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STRATEGIC ALLIANCE AGREEMENT
BARTECH EMEA  - HOTEL OUTSOURCE MANAGEMENT INT'L, INC.
--------------------------------------------------------------------------------

         without limitation", unless expressly stipulated to the contrary. Where the context permits, use of the singular number includes the plural and vice versa and words denoting any gender shall include all genders.

14.12    COUNTERPARTS; FACSIMILE SIGNATURES
         This Agreement may be executed in two or more counterparts, in original or by facsimile, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                    * REST OF PAGE INTENTIONALLY LEFT BLANK *



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IN WITNESS  WHEREOF,  the parties hereto have executed this  Strategic  Alliance
Agreement, as of the date first above-mentioned.




SIGNED for and on behalf of                                     )
BARTECH EMEA                                                    )
                                                                )
By  /s/ Leo Illouz                                              )
    --------------------------------                            )
    Leo Illouz                                                  )
                                                                )
Its   Managing Director                                         )
                                                                )
Date April 9, 2003



SIGNED for and on behalf of                                     )
BARTECH EMEA                                                    )
                                                                )
By  /s/ Daniel Cohen                                            )
    -------------------------------                             )
    Daniel Cohen
                                                                )
Its   Gerant                                                    )
                                                                )
Date April 9, 2003                                              )


                                                                )

SIGNED for and on behalf of                                     )
HOTEL OUTSOURCE MANAGEMENT INTERNATIONAL, INC.                  )

By /s/ Jacob Ronnel                                             )
   ---------------------------------                            )
   Jacob Ronnel                                                 )
                                                                )
Its  CEO                                                        )
                                                                )
Date  April 9, 2003                                             )

LIST OF EXHIBITS TO STRATEGIC ALLIANCE AGREEMENT
BARTECH EMEA  - HOTEL OUTSOURCE MANAGEMENT INT'L, INC.
--------------------------------------------------------------------------------


                          LIST OF EXHIBITS TO AGREEMENT


EXHIBIT NUMBER          BRIEF DESCRIPTION
----------------------- --------------------------------------------------------
EXHIBIT 2.1             Marketing Plan
EXHIBIT 2.2             Annual Budget for 2003
EXHIBIT 2.4B            Summary of Standard Terms
EXHIBIT 3.1(1)          Form of General Technical Preliminary Survey Report
EXHIBIT 3.1(2)          Form of Commercial Preliminary Survey Report
EXHIBIT 3.2A            Form of Detailed Technical Survey Report
EXHIBIT 3.2C            Sample Outsource Services Agreement
EXHIBIT 4.1             Form of Purchase Order
EXHIBIT 4.3             General Terms and Conditions of Sale
EXHIBIT 4.4A            Current end-user Price List for Territory (Pre-Discount)
EXHIBIT 7.1             Basic Warranty
EXHIBIT 7.2             Extended Warranty
EXHIBIT 12.1            Distribution Territories and Distributors